PRESS RELEASE

Contacts: Richard G. Chleboski Evergreen Solar, Inc. 508-357-2221 x708 investors@evergreensolar.com	Investors/Media: Jason Fredette Sharon Merrill Associates, Inc. 617-542-5300 eslr@investorrelations.com
Evergreen Solar Announces Chief Financial Officer Transition
Donald M. Muir Brings Extensive International Finance and Manufacturing Experience;
Richard Chleboski Named Vice President of Worldwide Expansion
Marlboro, Massachusetts, February 13, 2006 – Evergreen Solar, Inc. (Nasdaq: ESLR), a manufacturer of solar power products with its proprietary, low-cost String Ribbon™ wafer technology, today announced that co-founder Richard Chleboski’s role at the Company will be shifting from chief financial officer to the newly created position of vice president of worldwide expansion. In conjunction with this transition, the Company announced that it has appointed Donald M. Muir as vice president and chief financial officer, effective immediately.
Muir, 49, brings nearly three decades of professional experience to Evergreen Solar. From 1995 to 2005, he served as chief financial officer of American Power Conversion Corporation (Nasdaq: APCC) (APC), a provider of global, end-to-end solutions for real-time infrastructure. During his tenure, he helped APC, an S&P 500 company, more than triple its sales to over $1 billion, significantly expand its capital resources and complete several acquisitions.
Prior to joining APC, Muir held senior manufacturing and finance roles at Stratus Computer Inc., a publicly held provider of computer systems. Muir also previously held accounting positions with Prime Computer Inc. and Wallace Murray Corporation. Muir earned a BBA in Accounting from the University of Massachusetts at Amherst and an MBA from Boston University.
“We are very excited to have attracted a CFO of Don Muir’s caliber to Evergreen Solar,” said Richard M. Feldt, president and chief executive officer. “With his years of

Evergreen Solar Announces Chief Financial Officer Transition
February 13, 2006

experience leading finance teams at high-growth companies, he will be a key contributor to Evergreen Solar’s international expansion plans. We look forward to benefiting from Don’s unique blend of expertise in accounting, financing, M&A and manufacturing matters in the years ahead.”
“Evergreen Solar will continue to benefit from Richard Chleboski’s insight as he takes on the challenging role of vice president of worldwide expansion,” Feldt continued. “With nearly 20 years of experience in solar power, as well as extensive industry contacts, Rich is ideally suited for this newly created position. He played a key role in the formation of EverQ, our strategic partnership with Q-Cells of Germany and Renewable Energy Corporation of Norway. EverQ is constructing a 30-megawatt solar wafer, cell and module manufacturing plant in Thalheim, Germany. As demand for solar power continues to reach new heights, we will look to Rich to identify and prioritize opportunities to expand Evergreen Solar’s reach.”
About Evergreen Solar, Inc.
Evergreen Solar, Inc. develops, manufactures and markets solar power products using proprietary, low-cost manufacturing technologies. The Company’s patented crystalline silicon technology, known as String Ribbon, uses significantly less silicon than conventional approaches. Evergreen’s products provide reliable and environmentally clean electric power for residential and commercial applications globally. For more information about the Company, please visit www.evergreensolar.com.
Evergreen Solar® is a registered trademark and String Ribbon™ is a trademark of Evergreen Solar, Inc.
A Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws. The Company cautions you that any statements contained in this press release that are not strictly historical statements constitute forward-looking statements. Such forward-looking statements include, but are not limited to, those related to changes being made in the Company’s management; the Company’s future growth; revenue and earnings improvement; the making of strategic investments and the expectation of future benefit from them; demand for solar energy; the Company’s EverQ expansion strategy; the Company’s international expansion strategy; and the Company’s plan to increase its production capacity and expand its reach in the future. These statements are neither promises nor guarantees, and involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Such risks and uncertainties include, among other things, the following factors: the conditions to which

Evergreen Solar Announces Chief Financial Officer Transition
February 13, 2006

any German government grant is subject, which includes, but is not limited to, receipt of European Union approval; the risk that any German government grant that has or may be approved is subject to forfeiture or repayment in whole or in part if EverQ fails to continue to meet the conditions for such grants or if such grants for any reason become unavailable from German or European Union sources; the success of EverQ is subject to numerous risks associated with the development of manufacturing facilities in international markets and depends on many factors that are outside of the Company’s control, including the availability of government grants and contributions by Q-Cells and Renewable Energy Corporation; the Company’s business and results of operations could be materially impaired as a result of poor manufacturing or product performance or higher costs attributable to the expansion or operation of manufacturing facilities; the market for solar power products is emerging and rapidly developing and market demand for solar power products such as the Company’s products is uncertain; the Company has limited experience manufacturing large volumes of solar power products on a commercial basis at acceptable costs, which it will need to do in order to be successful; the Company faces intense competition from other companies producing solar power and other distributed energy generation products; the risk that the Company may fail to bring to market new products under development or that any such products may not achieve commercial acceptance; the risk that technological changes in the solar industry could render its solar products uncompetitive or obsolete; the Company sells via a small number of reseller partners and the Company’s relationships with current or prospective marketing or strategic partners may be affected by adverse developments in the Company’s business, the partner’s business, competitive factors, solar power market conditions or financial market conditions; the market for products such as the Company’s solar power products is heavily influenced by federal, state, local and foreign government regulations and policies, as well as the availability and size of government subsidies and economic incentives, over which the Company has little control; and the Company is susceptible to shortages of specialized silicon that the Company uses in the manufacture of its products. In addition to the foregoing factors, the risk factors identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”) – including the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2005, amended April 29, 2005, and the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 10, 2005 (copies of which may be obtained at the SEC’s website at: http://www.sec.gov) – could impact the forward-looking statements contained in this press release. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations, or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
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